Equity Method Investment (Notes)	12 Months Ended
Dec. 31, 2020
Equity Method Investment [Abstract]
Equity Method Investments and Joint Ventures Disclosure [Text Block]	Equity Investments
On October 12, 2018 the Company invested $100.0 million in a related party, Scorpio Tankers, through participation in a public offering on a basis equivalent to other investors. As a result of this investment, the Company became a significant investor in Scorpio Tankers, a related party, holding a total of approximately 54.1 million shares of common stock, which was approximately 10.9% of the then issued and outstanding shares of Scorpio Tankers. While the Company was not directly invested in Scorpio Tankers prior to this investment, it shared a number of shareholders, directors and officers (see Note 14, Related Party Transactions), which along with its investment interest indicated its ability to exercise significant influence. Accordingly, this investment is accounted for under the equity method. The investment was subsequently adjusted to 5.4 million shares after a one-for-ten reverse stock split effected on January 18, 2019. The Company uses the fair value option in accounting for its investment in Scorpio Tankers based upon the quoted market price of Scorpio Tankers common stock.
On October 22, 2019, the Company’s Board of Directors declared a one-time special stock dividend to the shareholders of the Company of an aggregate of approximately one million shares of common stock of Scorpio Tankers (NYSE:STNG). For each common share that a shareholder held in the Company on November 15, 2019 that shareholder received 0.0138 shares of common stock of Scorpio Tankers on December 13, 2019. The Scorpio Tankers common shares distributed in the special dividend were acquired from Scorpio Tankers in the abovementioned public offering of its common shares in October 2018. Following the payment of the special dividend, the Company continued to own approximately 4.4 million common shares of Scorpio Tankers. No fractional shares of Scorpio Tankers were issued in connection with the special dividend, and instead the Company’s shareholders received cash in lieu of any fractional shares.
In May 2020, the Company sold 2.25 million common shares of Scorpio Tankers for aggregate net proceeds of approximately $42.7 million. Following the sales, the Company continues to own in aggregate approximately 2.16 million common shares of Scorpio Tankers.

On May 31, 2019, the Company invested $1.5 million in 2020 Bulkers in exchange for 166,667 shares of 2020 Bulkers common stock through a private placement and during October 2019, the Company sold all 166,667 shares. The Company accounted for this investment at fair value using the quoted market price as it did not have the ability to exercise significant influence.

Below is a table of equity investment activity (in thousands):

	Year Ended December 31,
	2020	2019
Beginning balance	$173,298	$92,281
Investment in Scorpio Tankers	—	—
Investment in 2020 Bulkers	—	1,500
Sale of investment in 2020 Bulkers	—	(1,547)
Special dividend of Scorpio Tankers shares to Company stockholders	—	(33,699)
Partial sale of investment in Scorpio Tankers	(42,711)	—
Gain (loss) from change in fair value of investment in Scorpio Tankers	(106,471)	114,716
Realized gain on investment in 2020 Bulkers	—	47
Equity investments at fair value	$24,116	$173,298
Dividend income from Scorpio Tankers common stock	$1,087	$2,163

The following table represents summarized information regarding the Company’s equity investee as of December 31, 2020 and 2019 (in thousands):

	December 31, 2020	December 31, 2019
Total revenues	$915,892	$704,325
Operating income	245,334	129,972
Net loss	94,124	(48,490)

Current assets	$267,419	$302,978
Non-current assets	4,891,205	4,861,032
Total assets	$5,158,624	$5,164,010
Current liabilities	$406,175	$486,231
Non-current liabilities	2,686,681	2,700,790
Total liabilities	$3,092,856	$3,187,021